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                          THE PARKSTONE ADVANTAGE FUND


                      Supplement Dated October 5, 1999 to
             Statement of Additional Information Dated May 1, 1999


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH STATEMENT OF ADDITIONAL INFORMATION.


1. Delete the second paragraph on page 2 to add the following information:


     The Trust offers four variable net asset value funds: the Small Capitalization Fund, the Mid Capitalization Fund, the Bond Fund and the International Discovery Fund. Until March 6, 1998, the Trust also offered a money market fund, the Prime Obligations Fund, which is no longer available. The Small Capitalization Fund seeks to provide capital appreciation by investing in a diversified portfolio of publicly traded smaller cap equity securities. The Mid Capitalization Fund seeks to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The Bond Fund seeks current income as well as preservation of capital by investing in a portfolio of high-and medium-grade fixed-income securities. The International Discovery Fund seeks to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers.


2. Delete the first paragraph on page 15 in the section entitled "NET ASSET VALUE -- VALUATION OF FUNDS" and add the following:



     Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation. With respect to the Bond Fund, if there have been no sales during such day, portfolio securities will be valued at the mean between the most recent quoted bid and asked prices. Portfolio securities, the principal market for which is not a securities exchange, will be valued at the mean between the most recent quoted bid and asked prices in such principal market. With respect to the Small Capitalization Fund, Mid Capitalization Fund and International Discovery Fund, if there have been no sales during such day, portfolio securities will be valued at the latest bid quotation. In either case, if no such price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Trust. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



PAR-C-006-01000 (10/99)